Exhibit 10.12

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT

Date of Amendment: May 21, 2009

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and Barclays Global Investors, N.A. (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement

1.	Exhibit A of the Agreement is hereby amended to add the MSCI *********** Index, MSCI *********** Index, MSCI

*********** Index, and MSCI *********** Index. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement, including, but not limited to the requirement that all Funds be listed on an U.S. domiciled stock exchange only, shall apply to all Funds based on the MSCI *********** Index, MSCI *********** Index, MSCI ***********Index, and MSCI*********** Index.

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the MSCI *********** Index, MSCI *********** Index, MSCI *********** Index, and MSCI *********** Index subject to the following modifications:

•	The *********** per Fund. However, if the Licensee is *********** on the relevant index, *********** shall be

*********** per Fund. The *********** shall be *********** per Fund. However *********** on the relevant index,

*********** per fund.

2.

This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: Barclays Global Investors, NA		MSCI Inc.
By	/s/ Greg Friedman	By	/s/ Theresa A. Balog
Name	Greg Friedman	Name	Theresa A. Balog
	(printed)		(printed)
Title	Managing Director	Title	Executive Director

/s/ Elaine Orr
Principal
June 15, 2009